UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 9, 2020

PARSLEY ENERGY, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-36463	46-4314192
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

303 Colorado Street

Suite 3000

Austin, Texas 78701

(Address of principal executive offices)

(Zip Code)

(737) 704-2300

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Class A common stock, par value $0.01 per share	PE	New York Stock Exchange

Item 5.07	Submission of Matters to a Vote of Security Holders.

On January 9, 2020, Parsley Energy, Inc. (the “Company”) held a special meeting of the Company’s stockholders (the “Special Meeting”) at the JW Marriott Austin, 110 E. 2nd Street Austin, Texas 78701. At the Special Meeting, the Company’s stockholders voted on and approved a proposal (the “Issuance Proposal”) for the issuance of shares of the Company’s Class A common stock, par value $0.01 per share (“Parsley Class A common stock”), to the holders of common stock of Jagged Peak Energy Inc. (“Jagged Peak”) in connection with the merger of Jackal Merger Sub, Inc., a wholly-owned subsidiary of the Company (“Merger Sub”), with and into Jagged Peak (the “Merger”), with Jagged Peak surviving the Merger, as contemplated by the Agreement and Plan of Merger, dated as of October 14, 2019 (the “Merger Agreement”), by and among the Company, Merger Sub, and Jagged Peak. Prior to the Special Meeting, the Company delivered a definitive joint proxy statement/prospectus (the “Proxy Statement”) to its stockholders describing the Special Meeting, the Issuance Proposal, the Merger and related information. The Proxy Statement was filed with the U.S. Securities and Exchange Commission on November 26, 2019.

At the Special Meeting, the Issuance Proposal was approved by the affirmative vote of the holders of a majority of votes cast by the Company’s stockholders entitled to vote thereon and present in person or represented by proxy.

As disclosed in the Proxy Statement, as of the close of business on November 25, 2019, the record date for the Special Meeting, there were 281,241,003 shares of Parsley Class A common stock and 35,420,258 shares of Parsley Class B common stock, par value $0.01 per share (“Parsley Class B common stock” and together with Parsley Class A common stock, “Parsley common stock”), outstanding and entitled to vote. 266,129,488 shares of Parsley common stock were represented in person or by proxy at the Special Meeting, which constituted a quorum to conduct business at the meeting. The following are the final voting results on the Issuance Proposal, which is more fully described in the Proxy Statement.

Votes For	Votes Against	Abstentions	Broker Non-Votes

265,501,236	519,934	108,318	—

Item 8.01	Other Events

With the approval of the Issuance Proposal, the Company expects the closing of the Merger to occur on January 10, 2020, subject to the satisfaction or waiver of the remaining conditions to close, each of which by their nature cannot be satisfied until the closing.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PARSLEY ENERGY, INC.

By:	/s/ Colin W. Roberts
Colin W. Roberts
Executive Vice President—General Counsel

Dated: January 9, 2020